UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2023

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 10, 2023, the Board of Directors (the “Board”) of Granite Construction Incorporated (the “Company”) adopted a Clawback Policy (the “Clawback Policy”) in order to comply with Section 10D of the Securities Exchange Act of 1934 (the “Exchange Act”), Rule 10D-1 of the Exchange Act and the listing standards adopted by the New York Stock Exchange.
The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers (as defined in the Clawback Policy) of the Company (“Section 16 Officers”) in the event that the Company is required to prepare an accounting restatement.
In connection with the adoption of the Clawback Policy, on October 10, 2023, the Company’s current Section 16 Officers signed an acknowledgement and agreement pertaining to the Company’s Clawback Policy (the “Acknowledgement”). Pursuant to the Acknowledgement, the Company’s current Section 16 Officers have agreed to be bound by the Clawback Policy.
The foregoing description of the Clawback Policy and the Acknowledgement is a summary only and is qualified in its entirety by reference to the full text of the Clawback Policy and the form of Acknowledgment, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Clawback Policy
10.2	Form of Executive Officer Acknowledgement & Agreement Pertaining to the Granite Construction Incorporated Clawback Policy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: October 13, 2023